UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021 (May 25, 2021)

INSPIRED ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36689 (Commission File Number)	47-1025534 (IRS Employer Identification No.)

250 West 57th Street, Suite 415, New York, New York 10107 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events.

On May 25, 2021, Inspired Entertainment, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Landgame S.à r.l. (“Landgame”), The Landgame Trust (the “Selling Stockholder”), and B. Riley Securities, Inc., Macquarie Capital (USA) Inc., Craig-Hallum Capital Group LLC, Roth Capital Partners, LLC, and Union Gaming Securities, LLC (collectively, the “Underwriters”), in connection with the offer and sale by the Selling Stockholder of 5,406,633 shares (the “Firm Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price of $9.25 per share in an underwritten public offering.

Pursuant to the terms of the Underwriting Agreement, the Selling Stockholder granted the Underwriters a 30-day option to purchase up to an additional 810,995 shares of Common Stock (the “Option Shares” and, together with the Firm Shares, the “Shares”) on the terms and conditions set out in the Underwriting Agreement. On May 26, 2021, the Underwriters exercised their option to purchase the Option Shares in full.

The sale of the Shares pursuant to the Underwriting Agreement was completed on June 1, 2021.

The Company did not offer or sell any shares in the offering and did not receive any proceeds from the sale of the Shares.

The offer and sale of the Shares was made pursuant to the Company’s effective shelf registration statements (including the amendments thereto) on Form S-3 (File Nos. 333-256175 and 333-217215), the prospectus dated May 24, 2021, and a related prospectus supplement dated May 26, 2021, each of which is on file with the Securities and Exchange Commission.

The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, each of the Company and Landgame has agreed in the Underwriting Agreement to indemnify the Underwriters against certain liabilities on customary terms. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

A copy of the opinion of Sidley Austin LLP relating to the validity of the Common Stock is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of May 25, 2021, by and among the Inspired Entertainment, Inc., Landgame S.à r.l., The Landgame Trust and B. Riley Securities, Inc., Macquarie Capital (USA) Inc., Craig-Hallum Capital Group LLC, Roth Capital Partners, LLC, and Union Gaming Securities, LLC.

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

99.1	Press Release issued by Inspired Entertainment, Inc. on May 25, 2021

99.2	Press Release issued by Inspired Entertainment, Inc. on May 26, 2021

99.3	Press Release issued by Inspired Entertainment, Inc. on June 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2021	INSPIRED ENTERTAINMENT, INC.

By:	/s/ A. Lorne Weil
Name:	A. Lorne Weil
Title:	Executive Chairman